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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2001


                                 Cox Radio, Inc.
                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)




         Delaware                    1-12187                  58-1620022
     -----------------            ---------------          ------------------
      (State or other               (Commission             (I.R.S. Employer
      jurisdiction of               File Number)           Identification No.)
       incorporation)



                    1400 Lake Hearn Drive
                      Atlanta, Georgia                        30319
              --------------------------------             ------------
         (Address of principal executive offices)          (Zip Code)



                                 (404) 843-5000
                             -----------------------
              (Registrant's telephone number, including area code)


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ITEM 5.    OTHER EVENTS.


         The Company issued a press release dated December 19, 2001 (attached as Exhibit 99.1 to this filing) announcing the election of G. Dennis Berry to the Company's Board of Directors (thereby increasing the number of directors to nine) and James C. Kennedy as the Chairman of the Board of Directors, each effective January 1, 2002.

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.


(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Press Release dated December 19, 2001.


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         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COX RADIO, INC.



Date:  December 21, 2001                   By:  /s/ Andrew A. Merdek
                                                -----------------------------
                                                Name:  Andrew A. Merdek
                                                Title: Secretary